                COMMON                                   COMMON

             Number                                          Shares
          PS                   FOR POSITION ONLY

                              (PEOPLESUPPORT LOGO)

                              PEOPLESUPPORT, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                               CUSIP 712714 30 2

THIS CERTIFIES THAT                                              SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                                 $.001 EACH OF

                              PEOPLESUPPORT, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                           (PEOPLESUPPORT, INC. SEAL)

             Secretary                                    President


COUNTERSIGNED AND REGISTERED
     REGISTRAR AND TRANSFER COMPANY
          (Cranford, NJ)      TRANSFER AGENT
                               AND REGISTRAR

BY

                        AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT-.............Custodian.................
TEN ENT - as tenants by the entireties                           (Cust)                  (Minor)
JT TEN  - as joint tenants with right of                       under Uniform Gifts to Minors
          survivorship and not as tenants                      Act..............
          in common                                                 (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------

----------------------------------


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated
      --------------------------



                       NOTICE -------------------------------------------------
                              THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


-------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.